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                                                  Exhibit 10.20


                                   PLEDGE AGREEMENT


                                         From


                              OSIRIS THERAPEUTICS, INC.
                                A Delaware Corporation

                                       Pledgor

                                     On Behalf Of


                                 SIGNET BANK/MARYLAND
                            a Maryland banking institution

                                        Lender

                                            Date as of June 1, 1995


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                                            Baltimore, Maryland


                     PLEDGE AGREEMENT

    This Pledge Agreement (this "Agreement") is made this June 1, 1995, by OSIRIS THERAPEUTICS, INC., a Delaware corporation (the "Pledgor"), in favor of SIGNET BANK/MARYLAND, a Maryland banking institution (the "Lender").

                          RECITALS

    R.1 The Pledgor has requested the Lender to provide a loan to the Pledgor in the principal amount of Seven Hundred Fifty Thousand Dollars ($750,000.00) (the "Loan") as evidenced by that certain Promissory Note executed by the Pledgor and delivered to the Lender of even date herewith (the "Note").

    R.2 To secure the full and punctual payment and performance of all of the Obligations (as hereinafter defined), including the repayment of the Loan, together with all accrued interest and such other amounts due thereon, the Lender has required the Pledgor to execute and deliver this Agreement.

    R.3 As additional security for the Obligations under the Loan, the Maryland Industrial Development Financing Authority ("MIDFA") has agreed to insure a portion of the Loan as set forth in that certain insurance agreement issued by MIDFA for the benefit of the Lender dated as of June 1, 1995 (the "Insurance Agreement") and MIDFA has required that the Pledgor execute this Agreement to secure the Obligations to MIDFA should MIDFA acquire the Loan from the Lender pursuant to the terms of the Insurance Agreement.

    NOW, THEREFORE, in consideration of the premises and for other good, valuable and legal consideration, the receipt and adequacy of which are hereby acknowledged, the Pledgor, intending to be legally bound, hereby agrees as follows:

    l. Construction of Agreement and Definitions. Unless varied by this Agreement, all of the terms used herein without definition which are defined by the Maryland Uniform Commercial Code shall have the meanings assigned to them by the Maryland Uniform Commercial Code. Whenever used herein, the words "Pledgor", "MIDFA", "Lender" and "Obligor" shall be deemed to include their respective heirs, legal representatives, successors and assigns. All words used herein shall be deemed to refer to the singular, plural, masculine, feminine or neuter as the identity of the person or entity or the context may require.

    The following terms shall have the following meanings when used herein:

    "Collateral" shall mean: (a) Account No.166010504 maintained at the Signet Trust Company (the "Account"); (b) all of the property of the Pledgor listed on Schedule A attached


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hereto and made a part of this Agreement by reference which shall only include cash or Securities (as hereinafter defined)) and all property subsequently pledged or deposited pursuant hereto in addition to or in substitution for any such property which shall only include cash and Securities; (c) all proceeds (cash and non-cash) of all of the property listed on Schedule A attached hereto and made a part of this Agreement by reference, including any money or other property to which the Pledgor shall become entitled for any reason whatsoever in respect of; in evidence of; as an addition to, in substitution for, in replacement or renewal of or in exchange for any of such property, including any cash, interest, income, payments, dividends, distributions, subscription rights, settlements or exchanges of any kind in respect of or applicable or incident to such property, whether in the ordinary course of business or, if applicable, in connection with any merger, consolidation, reorganization, redemption, recapitalization, reclassification, stock split, liquidation or increase or reduction of capital in respect of any issuer of any of such property; and
(d) all of the Pledgor's books and records relating to any of the foregoing property.

    "Loan Documents" shall mean this Agreement, the Note, any other note, any loan commitment, letter agreement, line of credit agreement, commercial financing agreement, security agreement, guaranty of payment, mortgage, deed of trust, pledge agreement, loan agreement, loan and security agreement, hypothecation agreement, indemnity agreement, letter of credit application and agreement, assignment or any other document or agreement previously, simultaneously or hereafter executed and delivered by the Pledgor and/or by any other Obligor, singly or jointly with another person or persons, to the Lender in connection with the Note, whether or not the Note is specifically referred to therein, as the same may from time to time be amended

    "Noninsured Amount" shall mean that amount of the outstanding principal balance of the Loan, together with interest thereon which exceeds the amount of principal and accrued interest insured by MIDFA under the Insurance Agreement.

    "Obligations" shall mean the full and punctual observance and performance of all present and future duties, covenants and responsibilities due to the Lender by the Pledgor arising under or in connection with the Note including all past, present and future indebtedness, liabilities and obligations of the Pledgor to the Lender under the Note, the other Loan Documents and this Agreement for the payment of money (extending to all principal, interest, fees, expense payments, liquidation costs, and attorney1s fees and expenses).

    "Obligor" shall mean individually and collectively the Pledgor, each person who is primarily or secondarily liable for the repayment of the Note or any portion thereof; and each person who has granted security for the repayment of the Note, together with such person's heirs, personal representatives, successors and assigns. For the purposes of this Agreement, MIDFA shall not be considered an Obligor.

    "Permitted Liens" shall mean liens and security interests of the Lender.

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    The term "person" shall include an individual, a corporation, an association, a partnership, a limited liability company, a trust and an organization. The words "hereof," "herein," "hereunder" and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision hereof.

    "Securities" shall mean securities issued or guaranteed by the United States of America or collateralized with U.S. Government Securities.

    2. Security Interest and Collateral. In order to secure to the Lender the prompt payment and performance of the Obligations whether or not any agreement relating to any Obligations specifically refers to this Agreement or the security interest created hereunder, the Pledgor hereby grants to the Lender and agrees that the Lender shall have a perfected lien and continuing security interest in, and pledges and assigns to the Lender, the Collateral. The Pledgor and the Lender expressly agree that none of the Collateral shall be applied or deemed to be applied to satisfy or reduce any of the Obligations, except as provided herein.

    The Collateral shall be maintained in the Account at the Signet Trust Company. Pledgor acknowledges that a copy of this Pledge Agreement shall be delivered to the Trust Company. Pledgor acknowledges and agrees that the Trust Company shall comply with all requests regarding the Collateral made by Secured Party and, except for acts of gross negligence and willful misconduct by the Trust Company, Pledgor agrees to release the Trust Company from any and all liability arising from implementing the Secured Patty's requests as to the disposition of the Collateral.

    3. Interest and Cash Dividends. Provided that no "Event of Default", as defined below, has occurred under this Agreement, any amounts representing interest and/or cash dividends derived from the Collateral may be withdrawn from time to time by the Pledgor.

    4. Additional Collateral Requirement If on any day that the Lender is open for business the Lender, in its sole discretion, determines that the aggregate "Market Value" (as defined in Section 8 below) of the Collateral is less than one hundred five percent (105%) of the Non-Insured Amount, then, prior to the close of business on the following business day, the Pledgor shall deliver or deposit, or cause to be delivered or deposited, to the Lender as security for the Obligations such additional cash as will cause the aggregate Market Value of the Collateral to equal or exceed one hundred five percent (105%) of the Non-Insured Amount on such date. Such additional cash shall constitute Collateral.

    5. Appointment of the Lender as Attorney in-Fact. The Pledgor hereby irrevocably constitutes and appoints the Lender its attorney-in-fact, with full power of substitution, and hereby irrevocably authorizes and empowers the Lender to prepare, execute, deliver, and if appropriate, record with the appropriate filing office or offices, in the name of the Pledgor, all such instruments, assignments, stock or bond powers, financing statements, amendments to or assignments of financing statements, certifications, acknowledgments, security interest filing

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statements, and/or other documents as the Lender may request or require in order to perfect, preserve, maintain, continue, protect and/or extend the security interest and lien granted to the Lender under this Agreement and its priority, such power of attorney being coupled with an interest. If the Pledgor fails to execute any such documents within ten (10) days of being requested to do so by the Lender, the Lender or any officer of the Lender may exercise this power of attorney and execute such documents in Pledgor's name, place and stead. This power of attorney may not re revoked or canceled before all of the Obligations have been paid or otherwise satisfied.

    6. Transfers of Collateral. On or prior to the date of this Agreement, and on any date during the term hereof that additional cash is to be delivered to the Lender pursuant to Section 4 of this Agreement, the Pledgor shall cause all of the Collateral and any such cash to be transferred to the Lender. Such Collateral and cash shall be placed by the Lender in the Account at the Trust Company.

    7. Possession of the Collateral. The Pledgor irrevocably constitutes and appoints the Lender its attorney-in-fact, with full power of substitution, and hereby irrevocably authorizes and empowers the Lender: (a) to demand, collect, receive, receipt for, sue and recover all interest, dividends, other sums of money due, other property due and all other proceeds which may now or hereinafter become due under the Collateral; (1))to execute, sign and endorse any and all instruments, receipts, checks, drafts and warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral and in the place and stead of the Pledgor to execute and deliver the Pledgor's release; (d) to file any claim(s) or to take any action or institute or take part in any proceedings, either in the Lender's own name or m the name of the Pledgor or otherwise in connection with the Collateral; (e) to execute in the Pledgor's name any necessary instruments or documents in connection with the Collateral; and (f) to exercise any and all rights of conversion, exchange, subscription or any other rights, privileges or options pertaining to the Collateral as if the Lender were the absolute owner thereof; including the right to exchange, in the Lender's discretion, any and all of the Collateral upon any merger, consolidation, reorganization, recapitalization, reclassification, stock split, liquidation or other readjustment in respect to any issuer of any of the Collateral. Any or all of the Collateral may at any time, at the option of the Lender, be registered in the name of the Lender or its nominee. In the event that any of the Collateral shall mature or otherwise become payable, the Lender may, in the place and stead of the Pledgor, cause the same to be renewed, rolled over or reinvested in such manner and upon such terms and conditions as the Lender may reasonably determine. Except as may be otherwise provided herein, following the occurrence of an Event of Default and during the continuance thereof the Lender shall have the right to receive and to apply to any of the Obligations, as the Lender may determine in its discretion, any money or other property payable on account of any sale, assignment or transfer of any of the Collateral, whether pursuant to a redemption or repurchase of the Collateral by the issuer thereof; or otherwise.

    8. Right to Withdraw Excess Collateral. Provided that no Event of Default has occurred or will occur under this Agreement either before or after any such withdrawal which has

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not been waived by the Lender or cured by the Pledgor, the Pledgor may, not more frequently than quarterly, demand from the Lender the return of any "Excess Collateral", and the Lender shall return such "Excess Collateral" to the Pledgor. For purposes hereof; "Excess Collateral" shall mean such Collateral as, after its return to the Pledgor will leave Collateral remaining with an aggregate "Market Value" greater than or equal to one hundred five percent (105%) of the Non-Insured Amount due under the Note on the date of calculation. For purposes hereof; "Market Value" shall mean the amount of cash and the value of any other Collateral as determined by the Lender in accordance with market convention. The Pledgor shall not request the Trust Company to return Excess Collateral, but shall request the Lender to require the Trust Company to return Excess Collateral, as the Pledgor acknowledges that the control over the withdrawal of Collateral from the Account has been transferred by Pledgor to the Lender.

    9. Duty of Care. The powers conferred on the Lender hereunder are solely to protect its security interest in the Collateral and shall not impose any duty upon the Lender to exercise any such powers. The Pledgor shall be responsible for the preservation of any Collateral in the Lender's possession. Beyond the exercise of reasonable care to assure the safe custody of any of the Collateral while in the possession of the Lender, the Lender shall have no duty or liability: (a) to collect any of the Collateral or any moneys due or to become due thereunder, (b)to give any notices with respect to the Collateral, (c) to preserve or maintain any of the Collateral not in its possession, or (d) to preserve any rights of the Pledgor against prior parties to the Collateral. The Lender shall be relieved of all responsibility for the Collateral upon surrendering the same to the Pledgor. In particular, but without limitation, the Lender shall have no responsibility for any depreciation in value of the Collateral. The Lender shall be deemed to have exercised reasonable care with respect to the Collateral in its possession if the Lender takes such action as the Pledgor shall reasonably request in writing; but no failure to comply with any such request shall be deemed a failure to exercise reasonable care, and no failure to do any act not requested by the Pledgor shall be deemed a failure to exercise reasonable care.

    10. Rights of the Pledgor in the Collateral. The Pledgor shall not have any right to modify, amend or waive any terms or conditions of the Collateral, or any rights or interests therein, without the Lender's prior written consent. The Pledgor shall have the right to direct the investment of cash in the Account, provided the cash is invested in Securities. The Pledgor, however, shall not have the right to withdrawal cash or Securities from the Account without the Lender's prior consent, except as provided in Section 3 (as to dividends and interest) herein.

    11. Representations and Warranties. The Pledgor represents, warrants and agrees that: (a) the Pledgor is and shall remain the legal and equitable owner of all of the Collateral and has good and marketable title to the Collateral free and clear of all liens, pledges, security interests and encumbrances, except for Permitted Liens; (b)this Agreement and any other Loan Documents executed by the Pledgor constitute the legally binding obligations of the Pledgor and are fully enforceable against the Pledgor in accordance with their terms; (c) to the Pledgor's knowledge, there are no injunctions or similar orders outstanding against any of the Collateral and no actions, suits or proceedings pending or threatened relating to the Collateral; (d) the

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Pledgor's name is as specified on the signature line of this Agreement; and
(e) all information contained in any financial statement, application, schedule, report or any other document given to the Lender by the Pledgor is true and accurate in all material respects, and the Pledgor has not omitted to state any fact or any fact necessary to make such information not materially misleading.

    12. Affirmative Covenants. Until all of the Obligations have been paid in full, the Pledgor covenants and agrees that the Pledgor shall, except as otherwise agreed to in writing by the Lender: (a) pay as and when due all taxes, levies, license fees, assessments and other impositions levied on the Collateral or any part thereof or for its use and operation; (b)do, file, record, make, execute and deliver all such additional and further acts, things, notices, deeds, assurances, instruments and documents as the Lender may reasonably request to register in the name of the Lender and to vest in, perfect, preserve, protect and assure to the Lender its rights hereunder or in any of the Collateral or to give effect to the rights, powers and remedies of the Lender hereunder, and pay to the Lender all taxes, fees and costs (including reasonable attorney's fees) paid or incurred by the Lender in connection with the preparation, transfer, filing or recordation thereof; (c) defend its title to the Collateral against all persons (other than transferees of the Lender and all persons claiming through them) and, upon request of the Lender, furnish such further assurances of title as may be required by the Lender; (d) execute and deliver to the Lender, whenever requested by the Lender, any security agreements, financing statements, amendments to or assignments of financing statements, assignments, notices, transfer instruments, stock powers, sight drafts, withdrawal forms and such other documents and instruments as the Lender may request, in form and content satisfactory to the Lender, and otherwise do or cause to be done from time to time all things requested by the Lender, in order to confirm, preserve, protect or perfect, or to maintain the perfection of; the Lender's security interest in any of the Collateral and/or its priority; (e) pay on demand the cost of filing any financing, continuation, or termination statement as well as any recordation or transfer tax required by law to be paid in connection with the filing or recording of any such statement; and
(f) pay on demand all costs for insuring, maintaining and 'preserving the Collateral.

    13. Negative Covenants. Until all of the Obligations have been paid in full, the Pledgor covenants and agrees that the Pledgor shall not, except as otherwise agreed to in writing by the Lender, sell, lease, transfer, exchange or otherwise encumber or dispose of the Collateral, or any part thereof.

    14. Performance by the Lender. If the Pledgor fails to perform, observe, or comply with any of the conditions, terms or covenants contained in this Agreement, the Lender, without notice to or demand upon the Pledgor and without waiving or releasing any of the Obligations or any default, may, but shall be under no obligation to, at any time thereafter perform such conditions, terms or covenants for the account of and at the expense of the Pledgor. All sums paid or advanced by the Lender in connection with the foregoing and all costs and expenses as calculated and determined by the Lender (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection therewith (collectively, the "Expense Payments")

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together with interest thereon at a per annum rate of interest which is equal to the then highest rate of interest charged on the principal of the Note giving effect to any default rate therein, from the date incurred until repaid in full, shall be paid by the Pledgor to the Lender on demand and shall constitute and become a part of the Obligations secured hereby.

    15. Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Agreement:

         (a) The failure of the Pledgor or any other Obligor to perform, observe or comply with any agreement, covenant, or promise made under this Agreement which failure remains uncured for a period of thirty (30) days after written notice thereof by the Lender to the Pledgor;

         (b) if any representation or warranty made herein or if any information contained in any financial statement, application, schedule, report or any other document given by the Pledgor, any Obligor or any other person in connection with this Agreement or with any of the Loan Documents is not in all material respects true and accurate, or if the Pledgor, such Obligor or such other person omitted to state any fact necessary to make such information not materially misleading; and

         (c) the occurrence of an Event of Default as defined under any of the Loan Documents or under any of the Obligations and the expiration of any applicable grace period.

    16. Rights and Remedies Upon Default. Upon the occurrence of an Event of Default hereunder, the Lender may, at its option and without notice to the Pledgor or any other Obligor: (a) charge, setoff and otherwise apply all or any part of the Collateral against the Obligations; (b) exercise the rights and remedies of a secured party under the applicable Uniform Commercial Code and all other applicable laws (in addition to all of its rights, powers, remedies under this Agreement); (c) take or retain control of any of the Collateral; (d) enforce the security interest granted to the Lender hereunder by' retaining, collecting or liquidating all or any part of the Collateral or selling or otherwise disposing of all or any part of the Collateral, in one or more parcels, at the same or different times, at public or private sale or disposition; and (e) notify any or all obligors on the Collateral to make payments thereon directly to the Lender and demand, collect, sue for and receive any money or property at any time due, payable or receivable on account of any or all of the Collateral.

    17. Notice of Sale of the Collateral. Any written notice of the sale, disposition or other intended action by the Lender with respect to the Collateral which is required by applicable laws and is hand-delivered or is sent by facsimile transmission or is sent by first class mail, postage prepaid to the Pledgor at the Pledgor's address as specified below or such other address of the Pledgor which may from time to time be shown on the Lender's records shall constitute reasonable notice to the Pledgor so long as: (a) with respect to such of the Collateral as is of a type customarily sold on a recognized market, such notice is given contemporaneously with such

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sale, disposition or other intended action; and (b) with respect to the rest of the Collateral, such notice is given at least ten (10) days prior to such sale, disposition or other intended action. However, this provision shall not be construed to impose any obligation on the Lender to notify the Pledgor of the Lender's intent to sell, dispose of; or take other action with respect to the Collateral, except to the extent applicable law requires such notice.

    18. Sale of the Collateral. All sales or other dispositions of Collateral may be made for cash, upon credit or for future delivery. In no event shall the Pledgor be credited with any part of the proceeds of liquidation, sale or other disposition of any Collateral until cash payment thereon has actually been received by the Lender, and the Lender shall have no obligation to delay any liquidation, sale, or other disposition because the same may result in the imposition of any forfeiture, premium or penalty, the Pledgor hereby acknowledging that the risk of such forfeiture, premium or penalty is inherent in granting a security interest in the Collateral to the Lender. In connection with any liquidation, sale or other disposition of any of the Collateral, the Lender shall have the right, in the name, place and stead of the Pledgor, to execute all necessary endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

    19. Liquidation Costs. All costs and expenses, including, without limitation, attorneys' fees and expenses, incurred by or on behalf of the Lender in connection with the taking, holding, preparing for sale or other disposition, selling, replacement, reinvestment, managing, collecting, or otherwise disposing of the Collateral (collectively, the "Liquidation Costs"), together with interest thereon at a per annum rate of interest which is equal to the then highest rate of interest charged on the principal of the Note giving effect to any default rate thereon, from the date of payment until repaid in full, shall be paid by the Pledgor to the Lender on demand and shall constitute and become a part of the Obligations secured hereby. Any proceeds of disposition of the Collateral will be applied by the Lender in the manner provided in the Note.

    20. Certain Waivers by the Pledgor. The Lender, without notice to or further consent of the Pledgor and without in any respect compromising, impairing, releasing, lessening or affecting the obligations of the Pledgor hereunder (except as may be specifically agreed in connection therewith), may: (a) Release, surrender, waive, add, substitute, settle, exchange, compromise, modify, extend or grant indulgences with respect to (i) the Note,
(ii) any of the Loan Documents, (iii) all or any part of the Collateral or other security for the Note, and/or (iv) any Obligor; (b) Waive or excuse a default or defaults hereunder, under the Note or under any of the Loan Documents; (c) Grant extensions of time for the payment or performance of any of the Obligations; and (d) Release in whole or in part any Obligor;

    21. Indemnification. The Pledgor shall indemnify and hold the Lender harmless from and against losses, liabilities, claims, suits, damages and expenses (including attorneys' fees) suffered or incurred by the Lender and relating to or arising out of this Agreement and the transactions contemplated thereby, other than such losses, liabilities, claims, suits, damages and

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expenses arising out of the gross negligence or willful misconduct of the
Lender, and any such losses and expenses shall become part of the Obligations and be secured hereby.

    22. Remedies Cumulative. Each right, power and remedy of the Lender hereunder, under the Loan Documents or now or hereafter existing at law, in equity, by statute or otherwise shall be cumulative and concurrent, and the exercise or the beginning of the exercise of any one or more of them shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers or remedies. No failure or delay by the Lender to insist upon the strict performance of any one or more provisions of this Agreement or of the Loan Documents or to exercise any right, power or remedy consequent upon a breach thereof or a default hereunder shall constitute a waiver thereof; or preclude the Lender from exercising any such right, power or remedy. By accepting full or partial payment after the due date of any of the Obligations, the Lender shall not be deemed to have waived the right either to require prompt payment when due of all other Obligations, or to declare a default for failure to effect such payment of any such other Obligations.

    23. Choice of Law: Forum Selection: Consent to Jurisdiction. This Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of Maryland (excluding the choice of law rules thereof). The Pledgor hereby (a) agrees that all disputes and matters whatsoever arising under, in connection with, or incident to this Agreement shall be litigated, if at all, in and before a court located in the State of Maryland to the exclusion of the courts of any other state or country and
(b)irrevocably submits to the non-exclusive jurisdiction of any Maryland court or federal court sitting in the State of Maryland in any action or proceeding arising out of or relating to this Agreement, and hereby irrevocably waives any objection to the laying or venue of any such action or proceeding in any such court and any claim that any such action or proceeding has been brought in an inconvenient forum. A final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.

    24. Service of Process. The Pledgor hereby consents to process being served in any suit, action or proceeding instituted in connection with this Agreement by the mailing of a copy thereof to the Pledgor by certified mail, postage prepaid, return receipt requested. The Pledgor hereby irrevocably agrees that such service shall be deemed to be service of process upon the Pledgor in any such suit, action or proceeding. Nothing in this Agreement shall affect the right of the Lender to serve process in any other manner otherwise permitted by law, and nothing in this Agreement will limit the right of the Lender otherwise to bring proceedings against the Pledgor in the courts of any other jurisdiction or jurisdictions.

    25. Commercial Purposes. The Pledgor acknowledges and warrants that (a) the indebtedness evidenced by the Note is incurred for the purpose of acquiring or carrying on a business or commercial enterprise and that such indebtedness is a "commercial loan" within the meaning of Title 12 of the Commercial Law Article of the Annotated Code of Maryland (1990 Rep. Vol.),as amended, and (b) all proceeds arising from such indebtedness will be used solely

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in connection with such business or commercial enterprise and (c) the proceeds of such indebtedness will not be used for the purchase of registered equity securities within the purview of Regulation "U" issued by the Board of Governors at the Federal Reserve System.

    26. Invalidity of Any Part. If any provision or part of any provision of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or any remaining part of any provision) of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained in this Agreement, but only to the extent of its invalidity, illegality, or unenforceability.

    27. WAIVER OF JURY TRIAL. THE PLEDGOR HEREBY (i) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND
(ii) WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE LENDER AND THE PLEDGOR MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS AND/OR ANY TRANSACTIONS, OCCURRENCES, COMMUNICATIONS, OR UNDERSTANDINGS (OR THE LACK OF ANY OF THE FOREGOING) RELATING IN ANY WAY TO THE PLED GOR-LENDER RELATIONSHIP BETWEEN THE PARTIES. IT IS UNDERSTOOD AND AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER OF JURY TRIAL IS SEPARATELY GIVEN, KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE PLED GOR AND THE PLED GOR HEREBY AGREES THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE LENDER IS HEREBY AUTHORIZED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE PLED GOR SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF SUCH WAIVER OF RIGHT TO TRIAL BY JURY. THE PLED GOR REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND/OR THAT IT HAS IIAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

    28. Notice: Any notice, demand, request or other communication which the Lender or the Pledgor may be required to give hereunder shall be given in the manner provided in the Loan Agreement executed on even date herewith by and between the Pledgor and the Lender.

    29. Miscellaneous. Time is of the essence under this Agreement. The paragraph headings of this Agreement are for convenience only, and shall not limit or otherwise affect any of the terms hereof. This Agreement and the Loan Documents, if any, constitute the entire agreement between the parties with respect to their subject matter and supersede all prior letters, representations, or agreements, oral or written, with respect thereto. The Lender may, without notice to or consent of the Pledgor, sell, assign or transfer the Note and this Agreement or sell, assign, transfer or grant participations in all or any part of the Obligations to others at any time and from time to time including, but not limited to an assignment to MIDFA pursuant to the Insurance Agreement; in connection therewith, the Lender shall have the right to assign all or any part of the rights in any of the Collateral, and the Lender may divulge to any potential assignee, transferee or participant all information, reports, financial statements and documents obtained in connection with this Agreement and any other Loan Documents or otherwise; provided, however, that (a)the Lender may not assign any of its obligations to make advances under the Loan, and (1)) the Lender may not disclose to any potential assignee, transferee or participant any information with respect to the Pledgor or the Loan unless such person has agreed in writing to treat such information as confidential. Any such assignee, transferee or participant including, but not limited to MIDFA shall have the rights of the Lender with respect to the Collateral so assigned, transferred or participated, and the Lender shall thereafter be relieved from all duties with respect to any such Collateral. No modification, release, or waiver of this Agreement shall be deemed to be made by the Lender unless in writing signed by the Lender, and each such waiver, if any, shall apply only with respect to the specific instance involved. No course of dealing or conduct shall be effective to modify, release or waive any provisions of this Agreement or any of the other Loan Documents. This Agreement shall inure to the benefit of and be enforceable by the Lender and the Lender's successors and assigns and any other person to whom the Lender may grant an interest in the Obligations and shall be binding upon and enforceable against the Pledgor and the Pledgor's successors and assigns. Whenever used herein, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine, or neuter gender shall include all genders. This Agreement may be executed in any number of counterparts, all of which, when taken together shall constitute one Agreement.

    IN WITNESS WHEREOF, the Pledgor has duly executed this Agreement under seal as of the day and year first here in above set forth.

WITNESS/ATTEST:              OSIRIS THERAPEUTICS, INC.
                             A Delaware Corporation

/s/ Nancy G. Rubin           By: /s/ James S. Burns   (SEAL)
------------------               ---------------------------
                                 James S. Burns
                                 President and Chief
                                   Executive Officer

                             11100 Euclid Avenue
                             Wearn Building, Fourth Floor
                             Cleveland, Ohio 44106


                              ACKNOWLEDGEMENT

STATE OF        Ohio     )
                ------   ) to wit:
CITY/COUNTY OF Cuyahoga  )
               --------

         I HEREBY CERTIFY that on this  1  day of June, 1995, before me, the
                                       ---
subscriber, a Notary Public of the State of  Ohio  , personally appeared
                                            ------
James S. Burns, who acknowledged himself to be the Chief Executive Officer of Osiris Therapeutics, Inc., a Delaware corporation, and that he, as the Chief Executive Officer of Osiris Therapeutics, Inc., being authorized to do so, executed that Pledge Agreement for the purposes contained in that instrument, by signing the name of the corporation by himself as Chief Executive Officer.

         IN WITNESS WHEREOF, I set my hand and official seal.



[NOTARY SEAL]              Margaret M. Zdesar
                        -------------------------
                        Notary Public

                                    Margaret M Zdesar
                        Notary Public, State of Ohio - Cuya, Cty.
                         My Commission Expires September 30,1997
                        -----------------------------------------
                        Printed Name of Notary Public

                        My Commission Expires: September 30, 1997
                                               ------------------

                                 SCHEDULE A


                            LIST OF COLLATERAL

All cash, Securities and other property contained in Trust Account No. 16610504 at Signet Trust Company.

                         LOAN AGREEMENT

                         By and Between



                        OSIRIS THERAPEUTICS, INC.
                        A Delaware corporation

                            Borrower


                               and
                         SIGNET BANK/MARYLAND
                   A Maryland banking institution

                             Lender



                                  Dated as of June 1, 1995

                        LOAN AGREEMENT

    This Loan Agreement is made this 1st day of June, 1995 by and between OSIRIS THERAPEUTICS, INC., a Delaware corporation (the "Borrower"), and SIGNET BANK/MARYLAND, a Maryland banking institution (the "Lender").

                        RECITALS

    R.1 The Borrower has requested the Lender to extend credit to the Borrower up to the principal amount of Seven Hundred Fifty Thousand Dollars ($750,000.00) (the "Loan"), and the Lender is willing to extend such credit to be evidenced by a Promissory Note of even date herewith (such Promissory Note, as the same may be amended, extended and restated from time to time, the "Note").

    R.2 The obligations of the Borrower to the Lender are to be insured in part by the Maryland Industrial Development Financing Authority ("MIDFA") pursuant to that certain Insurance Agreement dated June 1, 1995 (the "Insurance Agreement") issued for the benefit of the Lender. Under the terms of the Insurance Agreement, MIDFA has the right, but not the obligation, to purchase the Loan and the Loan Documents from the Lender.

    R.3 The Lender has agreed to extend the Loan to the Borrower and MIDFA has agreed to insure the Borrower's obligations in connection with the Loan, provided the Borrower executes this Agreement.

    NOW, THEREFORE, in consideration of the premises, the mutual covenants and agreements contained herein, and other good, valuable and legal consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and the Lender, intending to be legally bound, do hereby agree as follows:

    l.   CONSTRUCTION OF AGREEMENT AND DEFINITIONS OF TERMS.

    Unless varied by this Agreement or unless the context otherwise requires, all accounting terms used herein shall have the meanings assigned to them by GAAP. Whenever the phrase "satisfactory to the Lender" is used in this Agreement, such phrase shall mean "satisfactory to the Lender in its sole discretion exercised reasonably and in good faith." Whenever used herein, the words "Borrower", "Lender" and "Obligor" shall be deemed to include their respective heirs, legal representatives, successors and assigns. All words used herein shall be deemed to refer to the singular, plural, masculine, feminine or neuter as the identity of the Person or the context may require.

    The following words and terms shall have the following respective meanings when used herein, unless the context otherwise requires:

    "Agreement" shall mean collectively this Agreement, any rider(s) hereto and any exhibit(s) and attachment(s) hereto, all as amended, extended, or modified by the parties hereto from time to time.

    "Bankruptcy Code" shall mean the United States Bankruptcy Code of 1978, as amended from time to time.

    "Business Day" shall mean a day other than a Saturday, Sunday or other day on which the Lender is authorized or required to be closed. Any reference in any Loan Document to the term "day", as distinct from a "Business Day" shall mean a calendar day including Saturday, Sunday and every other day, including any day when the Lender is authorized or required to be closed.

    "Certified" shall mean that the information, statement, schedule, report or other document required to be "Certified" shall contain a representation of a duly authorized officer of the Borrower that such information, statement, schedule, report or other document is true and complete.

    "Closing Date" shall be the date selected by the Borrower and the Lender as the date by which this Agreement has been executed by all parties and all conditions precedent to an advance of finds hereunder have been satisfied.

    "Code" shall mean the Internal Revenue Code of 1986, as amended.

    "Collateral" shall have the meaning assigned to it in the Pledge Agreement executed by the Borrower and delivered to the Lender on this date.

    "Dollars" and the "$" sign shall mean lawful money of the United States of America.

    "GAAP" shall mean those ~ accounting principles and practices which are recognized as such by the American Institute of Certified Public Accountants, consistently applied and maintained throughout the period indicated and consistent with the prior financial practices of the Borrower. In the event of a change in GAAP, the Lender and the Borrower will thereafter negotiate in good faith to revise any covenants of this Agreement affected thereby in order to make such covenants consistent with GAAP then in effect.

    "Governmental Authority" shall mean any nation or government, any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

    "Governmental Requirements" shall mean all laws, ordinances, codes, rules, regulations, orders, writs, injunctions or decrees of any Governmental Authority applicable to the Borrower or the Collateral.

    "Indebtedness" shall mean all items of indebtedness, obligation or liability, whether matured or unmatured, liquidated or unliquidated, funded or unfunded, direct or contingent, joint or several, which would properly be included in the liability section of a balance sheet or in a footnote to a financial statement in accordance with GAAP, and shall also include (a) all indebtedness guaranteed, directly or indirectly, in any manner, or endorsed (other than for collection or deposit in the ordinary course of business) or sold with recourse, (b) all indebtedness in effect guaranteed, directly or indirectly, through agreements, contingent or otherwise, (c) all obligations in respect of letters of credit, banker's or other acceptances or similar obligations, and (d) all indebtedness secured by (or for which the holder of such indebtedness has a right, contingent or otherwise, to be secured by) any mortgage, deed of trust, pledge, assignment, lien, security interest or other charge or encumbrance upon property owned or acquired subject thereto, whether or not the liabilities secured thereby have been assumed or guaranteed.

    "Lien" shall mean any statutory or common law consensual or non-consensual mortgage, deed of trust, pledge, security interest, right of setoff, or encumbrance of any kind, whether perfected or unperfected, avoidable or unavoidable, including, without limitation, any conditional sale or other title retention agreement, any lease transaction in the nature thereof and any secured transaction under the Uniform Commercial Code of any jurisdiction.

    "Loan Documents" shall mean this Agreement, the Pledge Agreement, the Note, any other note, any loan commitment, letter agreement, line of credit agreement, commercial financing agreement, security agreement, guaranty of payment, mortgage, deed of trust, pledge agreement, loan agreement, loan and security agreement, hypothecation agreement, indemnity agreement, letter of credit application and agreement, assignment or any other document or agreement previously, simultaneously or hereafter executed and delivered by the Borrower and/or by any other Obligor, singly or jointly with another Person, to the Lender in connection with the Loan, whether or not the Note is specifically referred to therein, as the same may from time to time be amended.

    "Maximum Loan Amount" shall mean, at any time, Seven Hundred Fifty Thousand Dollars ($750,000.00).

    "Note" shall mean the promissory note of the Borrower of even date herewith in the principal amount of Seven Hundred Fifty Thousand Dollars ($750,000.00), as the same may be amended, extended, renewed, supplemented or replaced from time to time.

    "Obligations" shall mean the full and punctual observance and performance of all present and future duties, covenants and responsibilities due to the Lender by the Borrower in connection with the Loan, including but not limited to all past, present and future indebtedness, liabilities and obligations of the Borrower to the Lender under the Loan Documents for the payment of money (extending to all principal, interest, fees, expense payments, liquidation costs, and attorney's fees and expenses).

    "Obligor" shall mean individually and collectively the Borrower, each Person who is primarily or secondarily liable for the repayment of the Note or any portion thereof, and each Person who has granted security for the repayment of the Note, together with such Person's heirs, personal representatives, successors and assigns. For the purposes of this Agreement, Obligor shall not include MIDFA.

    "Person" shall include natural persons, corporations, limited liability companies, associations, partnerships, joint ventures, trusts, Governmental Authorities and every other organization or entity of every kind.

    2.   THE LOAN

         2.01 Loan Advances. The Lender agrees to make advances to the Borrower from time to time until December 1, 1995, subject to all of the terms and conditions of this Agreement. All requests by the Borrower for advances shall be made in such manner and form and with such prior notice to the Lender as the Lender may reasonably require from time to time. Each request for an advance shall be for a minimum amount of $50,000.00. Each such request shall contain or be accompanied by such information and documents (which shall be Certified if required by the Lender) concerning the Collateral, the Borrower's financial condition, use of the proceeds of such advance and of advances previously made and/or any other matters as the Lender may from time to time require. In no event shall the Lender be obligated to make any advance hereunder if an Event of Default has occurred under the Note or if such advance would cause the total principal amount of advances made and outstanding hereunder to exceed the Maximum Loan Amount. Even if the total principal amount of advances outstanding shall at any time and for any reason exceed the Maximum Loan Amount, the Borrower shall nonetheless be liable for the entire principal amount outstanding, with interest thereon at the rate and calculated in the manner provided in the Note, in accordance with this Agreement and the Note. If the total principal amount of advances outstanding hereunder shall at any time exceed the Maximum Loan Amount, the Borrower shall immediately pay to the Lender upon demand the amount of such excess, with interest thereon at the rate and calculated in the manner provided in the Note. The Borrower agrees that the Borrower shall be liable for, and the Collateral shall secure, the repayment of each advance made by the Lender to or for the Borrower hereunder, with interest at the rate and calculated in the manner provided in the Note, whether or not such advance was duly requested or authorized by the Borrower and whether or not any person requesting such advance was duly authorized to make such request. Subject to all of the terms and conditions of this Agreement and the other Loan Documents, the Borrower may borrow hereunder until December 1, 1995. Borrower acknowledges and agrees that on December 1, 1995, the Lender shall advance to the Borrower the balance of the Loan, should such funds not have been previously advanced by the Lender.

         2.02 Note. The Borrower's obligation to repay the Loan with interest shall be evidenced by, and the Loan shall be repaid with interest in accordance with, the Note.

         2.03 Notice of Borrowing. Borrower shall give the Lender notice (the "Notice") before 11:30 a.m. on the day which is one (I) Business Day prior to any requested advance hereunder specifying the amount of the requested advance. Each Notice shall be irrevocable and effective upon receipt thereof by the Lender and the Borrower shall indemnify the Lender against any cost, loss or expense incurred by the Lender as a result of any failure to fulfill, on or before the date specified for any requested advance, the conditions to such requested advance.

         2.04 Borrowing Procedure.

              (a) The following individuals may request advances hereunder on behalf of Borrower:

              Robert J. Walden, Vice President, Finance and
              Administration, and Secretary

              James S Burns, President and
              Chief Executive Officer

              Nancy G. Rubin, Director of Finance

              The Borrower may from time to time appoint other individuals to request advances hereunder, provided such persons are certified by the President and Secretary of the Borrower as authorized to request advances. Any request for an advance hereunder may be oral (including telephonic) or written, but if oral shall be promptly confirmed in writing if so requested by the Lender. Lender shall be protected and held harmless by Borrower in acting upon any request for an Advance believed by it to have been genuine and to have been given by a proper person.

              (b) Lender will remit the proceeds of each advance hereunder to Borrower's demand deposit account at the Lender.

         2.05 Loan Records. The Lender will establish and maintain an account on its books (the "Loan Account") to which (a) the principal amount of each advance made by the Lender shall be debited on the date made, (b) each payment made by the Borrower to the Lender for credit to the Loan Account shall be credited on the date received, (c) all accrued interest on advances and expenses incurred by the Lender in connection with or, in enforcing its rights under, this Agreement (the "Enforcement Costs") shall be debited on the date such become past due, (d) all Enforcement Costs shall be debited on the date the same become due, and (e) all service charges and fees imposed by the Lender in connection with the service of the Loan (if any) shall be debited by recording thereon on the date imposed the amount of such charges or fees. All credit entries to the Loan Account are conditional and shall be readjusted as of the date made if final payment is not received by the Lender in cash or solvent credits. The records maintained by the Lender regarding the Loan Account shall be prima facie evidence of the advances made hereunder. The Lender shall, whenever requested by Borrower, provide such information as Borrower may reasonably request to determine the balance of Borrower's Loan Account, the amount of the advances debited to the Loan Account, the amounts of payments received by the Lender and credited to the Loan Account and the amount of funds debited from the Loan Account that were applied to the payment of interest, principal, late charges, or Enforcement Costs due under the Note and under this Agreement.

         2.06 Yield Protection. In the event that the Lender determines in good faith but in its sole discretion that the adoption of or change in any law or any rule, regulation, policy, guideline, request or directive of any central bank or governmental authority (whether or not having the force of law), or any interpretation thereof, or the compliance of the Lender or any corporation controlling the Lender therewith:

         (a) subjects the Lender to any increase in any tax, duty, charge or withholding on or from payments due from the Borrower (excluding taxation of the overall net income of the Lender), or changes the basis of taxation of payments to the Lender in respect of the Loan or other amounts due it hereunder, or

         (b) imposes or modifies or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of; deposits with or for the account of, or credit extended by the Lender or any corporation controlling the Lender, or

         (c) imposes any other condition the result of which is: (i) to increase the cost to the Lender of making, funding or maintaining the Loan, or (ii) to reduce any amount received or receivable by the Lender in connection with the Loan, or (iii) to require the Lender to make any payment calculated by reference to the amount of the Loans held or interest received by the Lender, or

         (d) does or shall have the effect of reducing the effective rate of return on the capital of the Lender or any corporation controlling the Lender as a consequence of the Lender's obligations hereunder to a level below that which the Lender or such corporation would have achieved but for such adoption, change or compliance, then, from time to time, within thirty (30) days after notice by the Lender, the Borrower shall pay the Lender such additional amount incurred (including any reduction in the rate of return on capital to an amount below that which the Lender or any corporation controlling the Lender could have achieved but for such change in regulation after taking into account the Lender's policies as to capital adequacy) or reduction in an amount received which the Lender determines in its sole but reasonable discretion is attributable to making, funding, and maintaining the Loan and the Lender's other obligations hereunder. A certificate of the Lender claiming such compensation and setting forth the additional amount or amounts to be paid to the Lender shall be conclusive in the absence of manifest error.

         2.07 The Borrower's Right to Terminate. The Borrower shall have the right to terminate this Agreement upon written notice to the Lender; provided, however, that no such notice of termination shall be or become effective unless, at the time such notice is given, all Obligations shall have been paid in full in immediately available funds and there exists no commitment by the Lender which could give rise to any Obligations. The giving of any such notice of termination by the Borrower, whether or not effective under the foregoing provisions of this Subsection, shall immediately terminate any obligation of the Lender to make advances under this Agreement and, notwithstanding any attempt by the Borrower to revoke or withdraw any notice of termination, no obligation of the Lender to make advances hereunder shall rearise except to the extent and upon such terms and conditions as may be agreed to by the Lender in writing in the Lender's sole discretion.

    3.   REPRESENTATIONS AND WARRANTIES

    To induce the Lender, to enter into this Agreement, the Borrower makes the representations and warranties set forth below. The Borrower acknowledges the Lender's and MIDFA's justifiable right to rely upon these representations and warranties.

         3.01 Good Standing. The Borrower is a validly existing corporation in good standing under the laws of the State of Delaware, and is qualified and in good standing to conduct business in the State of Maryland, has the power to own its property and conduct its business as now conducted and is qualified to transact business in each state in which the character of the properties owned by it therein or in which its transaction of business makes such qualification necessary.

         3.02 Status of Borrower. All copies of the articles of incorporation, bylaws and corporate resolutions, as the case may be, of the Borrower provided to the Lender are true, accurate, and complete, and no action has been taken in diminution or abrogation thereof. The Borrower has not changed its name or changed the location of its chief executive office within the last year.

         3.03 Authority. The Borrower has full power and authority to execute and deliver this Agreement and any of the other Loan Documents to which it is a party and to incur and perform the obligations provided for herein, all of which have been duly authorized by all necessary and proper action by and on behalf of the partners of the Borrower, and no consent or approval of any Person, including, without limitation, any public authority or regulatory body, which has not been obtained is required as a condition to the validity or enforceability hereof or of any of the other Loan Documents or to the performance by the Borrower of its Obligations.

         3.04 Binding Agreement. This Agreement and each of the other Loan Documents to which the Borrower is a party has been duly executed and delivered by the Borrower, constitutes the valid and legally binding obligation of the Borrower and is fully enforceable against the Borrower in accordance with its terms, subject only to laws affecting the rights of creditors generally and application of general principles of equity.

         3.05 No Conflicting Agreements. The execution and delivery of; and the performance of the Obligations under, this Agreement and each of the other Loan Documents to which the Borrower is a party will not immediately or with the passage of time, the giving of notice, or both: (a)violate (i) any provision of law or any order, rule or regulation of any Governmental Authority, (ii) any award of any arbitrator or any judgment, license, order or permit applicable to the Borrower, or (iii) the articles of incorporation or by-laws of the Borrower or (b) be in conflict with, result in a breach of or constitute (with due notice and/or lapse of time) a material default under, any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Borrower is a party, or (c) result in the creation or imposition of any Lien upon any of the property or assets of the Borrower except for Liens created in favor of the Lender under or pursuant to this Agreement.

         3.06 Consents. No consent or approval of, or exemption by, any Person and no waiver of any right by any Person (except to the extent obtained) is required to authorize or permit, or is otherwise required in connection with, the execution, delivery and performance of this Agreement or any of the other Loan Documents to which the Borrower is a party or in connection with the validity and priority of any Liens granted hereunder.

         3.07 Litigation. Except as heretofore disclosed to the Lender in
Schedule 3.07 attached hereto and made a part hereof: (a) there are no judgments, injunctions or similar orders or decrees, claims, actions, suits or proceedings pending or, to the knowledge of the Borrower, threatened against or affecting the Borrower or any property of the Borrower, at law or in equity, by or before any Governmental Authority, which could result in any material adverse change in the business, operations, prospects, properties or in the condition, financial or otherwise, of the Borrower; and (1)) the Borrower is not to the Borrower's knowledge, in default in any material respect with respect to any judgment, order, writ, injunction, decree, rule or regulation of any Governmental Authority which could have a material adverse effect on the Borrower.

         3.08 Borrower's Name. The Borrower's name is as specified on the signature line of this Agreement, and in the event that the Borrower has used a different legal or trade name at any time during the past twelve years, such different legal or trade name has been disclosed in Schedule 3.08 attached hereto and made a part hereof by reference.

         3.09 Taxes. The Borrower has filed or caused to be filed all federal, State and local tax returns which are required to be filed by the Borrower and has paid or caused to be paid all federal, State and local taxes and governmental charges to the extent that such taxes and charges have become due prior to the date on which penalties attach thereto except any such taxes and charges that are being diligently contested in good faith by appropriate proceedings which have been disclosed to the Lender in Schedule
3.09 attached hereto and made a part hereof and for which adequate reserves have been set aside on the Borrower's books in accordance with GAAP.

         3.10 Compliance With Governmental Requirements. The Borrower is currently in full compliance with all applicable Governmental Requirements unless and to the extent only that the validity or applicability thereof is being diligently contested by the Borrower in good faith by appropriate proceedings which have been disclosed to the Lender in writing in Schedule
3.10 attached hereto and made apart hereof. The Borrower is not under investigation with respect to, or threatened to be charged or given notice of a violation of; any applicable Governmental Requirement except as disclosed in Schedule 3.10.

         3.11 License and Permits. The Borrower has duly obtained and now holds all licenses, permits, certifications, approvals and the like required by Governmental Authorities in the jurisdiction(s) in which the Borrower conducts business, and the Borrower also has duly obtained and now holds all patents, copyrights, trademarks and trade names or rights thereto to conduct the Borrower's business as now conducted, and each remains valid and in full force and effect, free of any conflict with the rights of any other Person.

         3.12 Defaults. There is no existing action, event, or condition which would constitute an Event of Default or which, upon the giving of notice and/or the lapse of time, could constitute an Event of Default on the part of the Borrower.

         3.13 Financial Information. All information contained in any financial statement, application, schedule, report or any' other document given by the Borrower, by any other Obligor, or by any other Person in connection with the Obligations is in all respects true and accurate, and neither the Borrower nor any other Obligor nor any other Person has omitted to state any material fact or any fact necessary to make such information not misleading.

         3.14 Financial Condition. Any financial statements of the Borrower heretofore delivered to the Lender or MIDFA are true, correct and complete, fairly present the financial condition of the Borrower as at such dates and the results of its operations for the periods then ended and were prepared in accordance with GAAP applied on a consistent basis for prior periods. There is no indebtedness of the Borrower as of the date of such statements which is not reflected therein. No material adverse change in the Borrower's financial condition, business operations or prospects has occurred since the date of such statements, nor has the Borrower incurred any material liability, direct or indirect, fixed or contingent, since the date of such financial statements. The Borrower is not the subject of any Bankruptcy, insolvency, readjustment of debt, trusteeship, receivership, dissolution or liquidation proceeding. The Borrower is not currently insolvent and will not be insolvent (as defined in Section 101(32) of the United States Bankruptcy Code) after giving effect to all borrowings contemplated in the Loan Documents.

         3.15 Full Disclosure. There is no material fact that the Borrower has not disclosed to the Lender or MIDFA which could have a material adverse effect on the properties, business, prospects or condition (financial or otherwise) of the Borrower. Borrower has no knowledge of any circumstance which would prevent Borrower from delivering to the Lender, on or before June 30, 1995, its audited financial statements for fiscal year ending December 31,1994.

         3.16 Environmental Compliance. The Borrower has obtained all permits, licenses and other authorizations ("Environmental Authorizations") which are required under any and all federal, state, local and foreign statutes, ordinances, codes, laws, regulations and other such authorities relating to the environment or the release of any materials into the environment ("Environmental Laws"). The Borrower is in compliance with the terms and conditions of all such Environmental Authorizations, and is in compliance with all Environmental Laws and with all regulations, codes, plans, orders, decrees, judgments, injunctions, notices, or demand letters issued, entered, promulgated or approved thereunder. No notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or threatened by any Governmental
Authority: (a) with respect to any alleged failure by the Borrower to have any Environmental Authorizations required in connection with the conduct of the business of the Borrower;(b)with respect to any generation, treatment, storage, recycling, transportation, disposal, or any release as defined in 42 U.S.C. Section 9601(22) ("Release") on, at, under, about or from any property or facility now or formerly owned, leased or operated by the Borrower of any substance regulated under any Environmental Laws ("Hazardous Material"); or
(c) with respect to any arrangement by the Borrower for disposal, treatment or transport of any Hazardous Material. No oral or written notification of a release of a Hazardous Material has been filed by or on behalf of the Borrower and no property or facility now or previously owned, leased or operated by the Borrower is listed or proposed for listing on the National Priorities List under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or on any similar state list of sites requiring investigation or clean-up. There are no Liens arising under or pursuant to any Environmental Laws on any real property or properties owned or leased by the Borrower, and no actions have been taken by any Governmental Authority or are in process which could subject any of such properties to such Liens. There are no Hazardous Materials present on, in, at, under or about any real property of properties owned or leased by the Borrower in amounts or concentrations or under circumstances that could materially adversely affect the use or value of such real property or properties. The Lender acknowledges and agrees, however, that in the ordinary course of its business operations the Borrower utilizes research quantities of radioactive and other Hazardous Materials.

         3.17 Margin Stock. None of the proceeds of the loan will be used, directly or indirectly, by the Borrower for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry, any "margin stock" within the meaning of Regulation G (12 CFR Part 207) or Regulation U (12 CFR Part 221) of the Board of Governors of the Federal Reserve System, as amended, (herein called "margin stock") or for any other purpose which might make the transactions contemplated herein a "purpose credit" within the meaning of said Regulation G or Regulation U, or cause this Agreement to violate or trigger any other requirement under any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934 or the Small Business Investment Act of 1958, as amended, or any rules or regulations promulgated under any of such statutes.

         3.18 ERISA. Except as otherwise noted herein, the following representations and covenants apply to each employee benefit plan, as defined in Section 3 of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), which the Borrower or an ERISA Affiliate sponsors or maintains, or to which it contributes. Unless the context indicates otherwise, the provisions also apply with respect to prior or future employee benefit plans of the Borrower or an ERISA Affiliate. The term ERISA Affiliate means any entity that is affiliated with the Borrower, within the meaning of
Section 414(b), (c), (m) or (o) of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

         Borrower covenants, represents, and warrants that: (a) each employee benefit plan is maintained in all material respects in conformity with all applicable provision of ERISA, the Internal Revenue Code, and other federal and state statutes relating to such plans; ~) the assets of the Borrower are not subject to any liens under ERISA or the Internal Revenue Code in respect of any employee benefit plan; (c) with respect to each employee pension benefit plan, as defined in Section 3(2) of BRISA: (i) no such plan has incurred an accumulated funding deficiency under Section 412 of the Internal Revenue Code or Section 302 of ERISA (whether or not waived); and (ii) there have not been any reportable events as defined in Section 4043 of ERISA, with respect to which the 30 day notice requirement has not been waived; (d) the Borrower has not incurred and would not incur any material withdrawal liability under ERISA upon the complete withdrawal (within the meaning of Section 4203 of ERISA) or the partial withdrawal (within the meaning of
Section 4205 of ERISA) of Borrower or any ERISA Affiliate from any multiemployer plan, as defined in Section 3(37) of ERISA; (e) to Borrower's knowledge, no multiemployer plan to which the Borrower or an ERISA Affiliate contributes or previously contributed has been terminated (within the meaning of Section 4041A of ERISA), is insolvent (within the meaning of Section 4245 of ERISA), or is jn reorganization (within the meaning of Section 4241 of ERISA), and neither the Borrower nor any ERISA Affiliate has received any notice that such plan may become insolvent or be placed in reorganization; and (f) the financial statements of the Borrower accurately reflect the amount of any material post-retirement benefits, in accordance with the Statement of Financial Accounting Standard No. 106, or the Borrower has provided to the Lender and MIDFA in writing a separate disclosure of such post-retirement benefits that conforms to FASB 106 which disclosure may be attached as a Schedule to this Agreement.

         The Borrower further represents and warrants to the Lender and MIDFA that, with respect to each current or future employee benefit plan, it will:
(a) maintain or cause the appropriate ERISA Affiliate to maintain such employee benefit plan in conformity in all material respects with all applicable provisions of ERISA, the Internal Revenue Code, and all other federal and state statutes relating to such plans; (b) timely file or cause the appropriate ERISA Affiliate to timely file all required governmental returns or reports; (c) make or cause the appropriate ERISA Affiliate to timely make all contributions required under the terms of such employee benefit plan but, in all events, make such contributions as are sufficient to meet the minimum funding standards set forth in ERISA (including any required quarterly contributions) (unless a waiver of such minimum funding standards has been granted by the Internal Revenue Service); (d) promptly furnish the Lender and MIDFA with any information or document (including, but not limited to, annual reports (Forms 5500), financial statements and records, and actuarial statements and reports) requested by the Lender and MIDFA with respect to such employee benefit plan; and (e) promptly notify the Lender and MIDFA with respect to: (i) the occurrence of any reportable event, as defined in Section 4043 of ERISA and the regulations thereunder; (ii) the termination of any employee benefit plan which could result in a liability which adversely affects the financial condition of the Borrower; (iii) receipt of any notice, claim, or assessment with respect to an employee benefit plan that could result in a liability which would adversely affect the financial condition of the Borrower (including, but not limited to, any notice that a multiemployer plan to which Borrower or an ERISA Affiliate contributes is or may become insolvent, or is or may be placed in reorganization). Any notice provided by Borrower shall be in the form of a certificate, signed by the Chief Financial Officer of the Borrower, setting forth the details of such event or occurrence. If, in the reasonable opinion of the Lender or MIDFA, such event or occurrence could have a material adverse affect on the financial condition of the Borrower, the Lender and MIDFA may treat such event or occurrence as an Event of Default.

         3.19 Information. Furnish to the Lender and MIDFA promptly at any time and from time to time such information concerning the operations, business, affairs and financial condition of the Borrower as the Lender may request.

    4.   CONDITIONS OF LENDING

         Unless the Lender shall otherwise agree, the Lender shall have no obligation to advance any funds to the Borrower hereunder unless each of the following conditions precedent shall be satisfied as provided below:

         4.01 Documents. There shall have been delivered to the Lender, appropriately completed and duly executed (when applicable), the following, each in form and substance satisfactory to the Lender:

              (a)  The Note.

              (b) A certificate of the Borrower substantially in the form attached hereto as Exhibit B unless otherwise determined by the Lender.

              (c) Evidence satisfactory to the Lender and MIDFA that Borrower maintains insurance coverages which are reasonable and prudent in the conduct of its business including, if requested by Lender, copies of all insurance policies.

              (d) A written opinion of counsel to the Borrower, dated as of the Closing and addressed to the Lender.

              (e)  Such financing statements as may be required by the Lender.

              (f) Pledge Agreement substantially in the form attached hereto as Exhibit C unless otherwise determined by the Lender.

         4.02 Legal Matters. At the Closing, all legal matters in connection therewith or incidental thereto shall be fully satisfactory to the Lender's counsel.

         4.03 MIDFA Insurance. The Lender shall have received duly executed the Insurance Agreement issued by MIDFA, in form and content acceptable to the Lender.

         4.04 Facility Fee. The Lender shall have received a fee in the amount of$7,500.00.

    5.   AFFIRMATIVE COVENANTS

         The Borrower covenants and agrees with the Lender and MIDFA that, during the term of this Agreement and until (a) all of the Obligations have been paid in full and (b) there exists no commitment by the Lender which could give rise to any Obligations, the Borrower will absolutely and unconditionally do and perform each of the following acts, promises and covenants:

         5.01 Good Standing. The Borrower shall maintain its existence as a corporation in good standing under the laws of the State of Delaware and shall be registered and in good standing under the laws of the State of Maryland, continue its business as now conducted and maintain its qualification to transact business in each state in which the character of the properties owned by it therein or in which its transaction of business makes such qualification necessary.

         5.02 Litigation. The Borrower shall promptly notify the Lender and MIDFA in writing of any judgment, injunction or similar order or decree, claim, action, suit or proceeding against or affecting the Borrower or any property of the Borrower, at law or in equity, by or before any court or any Governmental Authority, which could result in any material adverse change in the business, operations, prospects, properties or in the condition, financial or otherwise, of the Borrower.

         5.03 Taxes. The Borrower shall file or cause to be filed all federal, State and local tax returns which are required to be filed by the Borrower and shall pay or cause to be paid all federal, State and local taxes and governmental charges to the extent that such taxes and charges become due prior to the date on which penalties attach thereto except any such taxes and charges that are being diligently contested in good faith by appropriate proceedings, provided, however, that (a) the Lender and MIDFA shall have been given reasonable prior written notice of such intention to contest, (b) such nonpayment will not, in the Lender's and MIDFA's sole discretion, materially impair any of the Collateral or the Lender's rights or remedies with respect thereto or the prospect for full and punctual payment of all of the Obligations, (c) the Borrower at all times effectively stays or prevents any official or judicial sale of or action or filing against any of the Collateral by reason of such nonpayment and (d) the Borrower establishes reasonable reserves on the Borrower's books in accordance with GAAP for any liabilities being contested and for expenses arising out of such contest.

         5.04 Compliance with Governmental Requirements. The Borrower shall comply with all applicable Governmental Requirements unless and to the extent only that the validity or applicability thereof is being diligently contested by the Borrower in good faith by appropriate proceedings, provided, however, that (a) the Lender and MIDFA shall have been given reasonable prior written notice of such intention to contest, (b) such noncompliance will not, in the Lender's and MIDFA's sole discretion, materially impair any of the Collateral of the Lender's and MIDFA's rights or remedies with respect thereto or the prospect for full and punctual payment of all of the Obligations, (c) the Borrower at all times effectively stays or prevents any official or judicial sale of or action or filing against any of the Collateral by reason of such noncompliance and (d) the Borrower establishes reasonable reserves on the Borrower's books in accordance with GAAP for any liabilities or expenses which may arise out of such noncompliance and contest.

         5.05 License and Permits. The Borrower shall maintain, preserve and protect all licenses, permits, certifications, approvals and the like required by Governmental Authorities in the jurisdiction(s) in which the Borrower conducts business, and the Borrower also shall maintain, preserve and protect all patents, copyrights, trademarks and trade names or rights thereto to conduct the Borrower's business as now conducted free of any conflict with the rights of any other Person.

         5.06 Books and Records. The Borrower shall keep and maintain accurate and current books and records pertaining to the operation, business and financial condition of the Borrower and pertaining to the Collateral in accordance with GAAP and permit access by the Lender and MIDFA to, reproduction by the Lender and MIDFA of and copying by the Lender and MIDFA from, such books and records upon reasonable prior notice during normal business hours.

         5.07 Financial Statements. The Borrower shall furnish to the Lender and MIDFA in writing:

              (a)  as soon as available but in no event more than forty-five
(45) days after the end of each quarterly accounting period of the Borrower, a statement of income and retained earnings and a statement of cash flow of the Borrower for such period and for the period from the beginning of the current fiscal year of the Borrower to the end of such period, and a balance sheet of the Borrower as at the end of such period, setting forth in each case in comparative form figures for the corresponding periods in the preceding fiscal year of the Borrower, all in detail and scope satisfactory to the Lender, prepared in accordance with GAAP, Certified by the chief financial officer of the Borrower and accompanied by a certificate of that officer stating whether any event has occurred which constitutes an Event of Default or which could constitute an Event of Default with the giving of notice and/or the lapse of time and, if so, stating the facts with respect thereto;

              (b) as soon as available but in no event more than one hundred twenty (120) days after the end of each fiscal year of the Borrower, a statement of income, earnings and surplus and a statement of cash flow of the Borrower for such year, and a balance sheet of the Borrower as at the end of such year, setting forth in each case in comparative form figures for the corresponding periods in the preceding fiscal year of the Borrower, all in detail and scope satisfactory to the Lender, prepared in accordance with GAAP and audited in accordance with the standards established by the American Institute of Certified Public Accountants by Coopers & Lybrand or such other independent certified public accountants selected by the Borrower and satisfactory to the Lender and MIDFA accompanied by an unqualified report of such independent certified public accounts with respect to such financial statements, Certified by the chief financial officer of the Borrower stating whether any event has occurred which constitutes an Event of Default or which could constitute an Event of Default with the giving of notice and/or the lapse of time and, if so, stating the facts with respect thereto; and

              (c) promptly upon the Lender's or MIDFA's request, and periodically if the Lender or MIDFA shall so require, such written statements, schedules or reports (which shall be Certified if required by the Lender or MIDFA) in such form, containing such information and accompanied by such documents as may be satisfactory to the Lender and MIDFA from time to time in their reasonable discretion concerning the Borrower's financial condition or business operations or any other matter or matters.

    5.08 Environmental Compliance. The Borrower shall obtain all Environmental Authorizations which are required under any and all Environmental Laws. The Borrower shall remain in compliance with the terms and conditions of all such Environmental Authorizations and shall remain in compliance with all Environmental Laws and with all regulations, codes, plans, orders, decrees, judgments, injunctions, notices or demand letters issued, entered, promulgated or approved thereunder. The Borrower shall: (a) promptly notify the Lender and MIDFA and any other Person that it is required to notify pursuant to any applicable Environmental Laws once it is aware of a Release or threatened Release of Hazardous Material on, from, or near any property that it owns or occupies; (b) promptly notify the Lender and MIDFA once the Borrower has received notice that an environmental investigation or clean-up proceeding has been instituted by any Person in connection with any such property; (c) fully comply with and cooperate with any such environmental investigation and clean-up proceeding, unless and to the extent only that the same is being diligently contested by the Borrower in good faith by appropriate proceedings, provided, however, that (i) the Lender and MIDFA shall have been given reasonable prior written notice of such intention to contest, (ii) such noncompliance will not, in the Lender's and MIDFA's sole discretion, materially impair the prospect for full and punctual payment of all of the Obligations, (iii) the Borrower at all times effectively stays or prevents any official or judicial sale of or action or filing against any of its real property by reason of such noncompliance and (iv) the Borrower establishes reasonable reserves on the Borrower's books in accordance with GAAP for any liabilities or expenses arising out of such noncompliance and contest; and (d) promptly execute and complete any "Remedial Actions" (as defined herein) within the control of the Borrower necessary to ensure that no environmental Liens or encumbrances are levied against or exist with respect to any such property. As used herein, "Remedial Actions" shall mean:
(a) the cleanup or removal of Hazardous Materials; (b) such actions as may be necessary to monitor, assess, or evaluate the Release or threatened Release of Hazardous Materials; (c) the proper disposal or removal of Hazardous Materials; (d) the taking of such other actions as may be necessary to prevent, minimize, or mitigate the damages caused by a Release or threatened Release of Hazardous Materials to the public health or welfare or to the environment; and (e) the providing of emergency assistance after a Release. "Remedial Actions" shall include, but are hot limited to, such actions at the location of a Release as: storage; confinement; perimeter protection using dikes, trenches, or ditches; clay cover; neutralization; clean-up of Hazardous Materials or contaminated materials; recycling or reuse; diversion; destruction; segregation of reactive wastes; dredging or excavations; repair or replacement of leaking containers; collection of leakage and runoff; on-site treatment or incineration; providing alternative water supplies; and any monitoring reasonably required to assure that such actions protect the public health and welfare and the environment. The Borrower shall indemnify and hold harmless the Lender and MIDFA from all loss, liability, damage, cost, and expense, including without limitation, reasonable attorneys' fees, fines, or other penalties or payments, for failure of any property that the Borrower owns or occupies to comply in all respects with all Environmental Laws. The provisions of this section shall survive payoff release, foreclosure, or other disposition of this Agreement. The Borrower shall remain liable hereunder regardless of any other provisions hereof which may limit the Borrower's liability.

         5.09 Further Assurances and Corrective Instruments. The Borrower shall promptly execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, to the Lender from time to time such security agreements, financing statements, amendments to or assignments of financing statements, security interest filing statements, assignments and such other documents as the Lender may reasonably request, in form and content satisfactory to the Lender and otherwise to do or cause to be done from time to time all things requested by the Lender, in order to confirm, preserve, protect or perfect, or to maintain the perfection of; the Lender's security interest in any of the Collateral and/or its priority, it being the intention of the Borrower to hereby provide a full and absolute warranty of further assurance to the Lender. If the Borrower fails to execute any of such documents within ten (10) days of being requested to do so by the Lender, the Borrower hereby appoints the Lender or any officer of the Lender as the Borrower's attorney in fact for purposes of executing such documents in the Borrower's name, place and stead, which power of attorney shall be considered as coupled with an interest and irrevocable.

         5.10 Notice of Event of Default. Immediately notify the Lender and MIDFA of the occurrence of any Event of Default or any event which, with the giving of notice and/or the lapse of time, could constitute an Event of Default and the facts with respect thereto.

         5.11 Use of Proceeds. Use the proceeds of advances made hereunder only to finance construction of the leasehold improvements to the SAGA building in Baltimore City, Maryland and related "soft" costs, and to pay the costs, expenses and fees payable by the Borrower under this Agreement and the other Loan Documents.

         5.12 Compliance With Laws. The Borrower shall comply in all material respects with the requirements of all applicable laws, rules, regulations and orders of governmental or regulatory authorities or agencies (including, without limitation, all Environmental Laws and the Occupational Safety and Health Act). In addition, the Borrower agrees to deliver to the Lender and MIDFA promptly after receipt of notice of same (whether such notice is oral or written) copies of any notices of administrative action related to suspected or actual failures on the part of the Borrower, or any assets of the Borrower to comply with Environmental Laws and/or the state or federal Occupational Safety and Health Act, the Americans With Disabilities Act or other laws or regulations related thereto.

         5.13 Insurance. The Borrower shall maintain insurance with responsible insurance companies on such of its assets and properties, in such amounts and against such risks as is customary and prudent in the normal course of the Borrower's business, and furnish to the Lender and MIDFA promptly upon request certificates evidencing such insurance.

         5.14 Employment Count. The Borrower shall upon request, but no more frequent than twice annually, supply the employment count at the Borrower's premises to the Lender and MIDFA.

         5.15 Equal Employment. The Borrower shall prohibit discrimination on the basis of (i) political or religious opinion or affiliation, marital status, race, color, creed, or natural origin, or (ii) sex or age, except when sex and age constitutes a bona fide occupational qualification, or (iii) the physical or mental disability of a qualified individual with a disability. Upon the request of the Lender, MIDFA or the Department of Economic and Employment

Development, the Borrower will submit to it information relating to its operations, with regard to political or religious opinion or affiliation, marital status, physical or mental disability, race, color, creed, sex, age or national origin on a form to be prescribed by the Department of Economic and Employment Development.

         5.16 Drug and Alcohol Free Workplace. The Borrower shall make a good faith effort to eliminate illegal drug use and alcohol and drug abuse from its workplace during the term of this agreement. Specifically, the Borrower shall:

              (i) Prohibit the unlawful manufacture, distribution, dispensation, possession, or use of drugs in its workplace;

             (ii) Prohibit its employees from working under the influence of alcohol or drugs;

            (iii) Not hire or assign to work on an activity funded in whole or in part with State funds, anyone whom it knows, or in the exercise of due diligence should know, currently abuses alcohol or drugs and is not actively engaged in a bona fide rehabilitation program;

             (iv) Promptly inform the appropriate law enforcement agency or every drug related crime that occurs in its workplace if it or its employee has observed the violation or otherwise has reliable information that a violation has occurred; and

              (v) Notify employees that drug and alcohol abuse is banned in the workplace, impose sanctions on employees who abuse drugs and alcohol in the workplace, and institute steps to maintain a drug and alcohol free workplace.

    6.   NEGATIVE COVENANTS

    The Borrower covenants and agrees with the Lender and MIDFA that, during the term of this Agreement and until (a) all of the Obligations have been paid in full and (b) there exists no commitment by the Lender which could give rise to any Obligations, the Borrower will not, directly or indirectly, without the Lender's and MIDFA's prior written consent:

         6.01 Merger. Sale of Assets. etc. Enter into or be a party to any merger or consolidation; sell, assign, transfer, convey or lease any interest in all or any substantial part of its property except in the ordinary course of the Borrower1s business as now being conducted; purchase or otherwise acquire all or substantially all of the assets of any other person, or any shares of stock of; or similar interest in, any other person. The consent of the Lender and MIDFA to any requested merger or consolidation of the Borrower with any other person shall not be unreasonably withheld if (a) the net worth of the entity surviving such merger or consolidation (the "Surviving Entity") would be not less than the net worth of the Borrower immediately preceding such consolidation or merger, and (b) if the Surviving Entity is not the Borrower, the Surviving Entity assumes the payment and performance of the Obligations pursuant to such written agreements as may be satisfactory to the Lender, and MIDFA. MIDFA may further condition its consent to any consolidation or merger on the Surviving Entity agreeing that while any amounts remain outstanding under the Loan it will not (x) transfer its business operations then being conducted by the Borrower at the premises known as 2001 Aliceanna Street, Baltimore, Maryland 21231-2001 (the "Premises") out of the State of Maryland, or (y) materially reduce the number of employees at the Premises. Notwithstanding the foregoing, the consent of MIDFA to any matter described in this Section 6.01 shall not be required if the Surviving Entity provides additional collateral for the Obligations of a type, in an amount and pursuant to written agreements which are in form and substance satisfactory to the Lender, and the Lender consents to the termination of the Insurance Agreement. The Lender and MIDFA further covenant and agree to use their best efforts in good faith to promptly respond to any request by the Borrower for a consent required under this Section 6.01.

         6.02 Investments. Make any capital contribution to any other person or purchase or acquire a beneficial interest in any stock, securities or evidences of Indebtedness of; or make any investment or acquire any interest in, any other person, except for (a) investments of the Collateral as the Lender and the Borrower shall from time to time agree, (b) investments in federally insured certificates of deposit or direct and indirect obligations of the United States of America maturing within one year from the date of acquisition or (c) Moodys or Standard and Poors A or better rated investments. The consent of the Lender and MIDFA to any action otherwise prohibited under this Section 6.02 shall not be unreasonably withheld. The Lender and MIDFA further covenant and agree to use their best efforts in good faith to promptly respond to each request by the Borrower for any such consent.

         6.03 Fiscal Year. Change the Borrower's fiscal year.

         6.04 Loans. Make or permit to exist any loan to any person, not including (a) existing loans outstanding on the date hereof; (b) advances for travel and the like made to officers and employees in the ordinary course of business, (c) loans to employees for expenses incurred in relocating to Maryland, and (d) loans to officers of the Borrower for the purpose of financing the purchase of stock of the Borrower. The consent of the Lender and MIDFA to any loan otherwise prohibited under this Section 6.04 shall not be unreasonably withheld. The Lender and MIDFA further covenant and agree to use their best efforts in good faith to promptly respond to each request by the Borrower for any such consent.

         6.05 Change of Name. Change the name of the Borrower.

         6.06 Trade Names. Use any trade name other than the Borrower's true name.

         6.07 Handling of Hazardous Materials. Use in its business or operations, produce as a result or as a by-product of its business or operations, or store or hold at any site or location at which it conducts its business or operations, or at any other properties, Hazardous Materials which under any Environmental Laws require special handling, collection, storage, treatment, disposal, or transportation, unless the Borrower strictly and fully complies with all requirements of applicable Environmental Laws which require the special handling, collection, storage, treatment, disposal, or transportation of such Hazardous Materials.

         6.08 Releases of Hazardous Materials. Permit the Release or threatened Release of any Hazardous Materials.

         6.09 Environmental Laws. Violate any applicable Environmental Laws.

         6.10 ERISA. (a) Take or permit any action with respect to an employee benefit plan which would result in the imposition of any lien under ERISA or the Internal Revenue Code on the assets of the Borrower; (b) engage in or permit any violation of ERISA (including, but not limited to, any breach of fiduciary duty, within the meaning of Title I, subtitle B, part 4 of ERISA, or prohibited transaction, within the meaning of Section 406 through 408 of ERISA or Section 4975 of the Internal Revenue Code); (c) withdraw (complete or partial) from any multiemployer plan if such withdrawal would result in the imposition of a material liability on the Borrower; and
(d) take any other action with respect to an employee benefit plan which would have a material adverse affect on the financial condition of the Borrower.

         6.11 Sale and Leaseback. Directly or indirectly enter into any arrangement hereby the Borrower shall sell or transfer all or any substantial part of its fixed assets then owned by it and shall thereupon, or within one year thereafter, rent or lease the assets so sold or transferred. The consent of the Lender and MIDFA to any action otherwise prohibited under this Section
6.11 shall not be unreasonably withheld. The Lender and MIDFA further covenant and agree to use their best efforts in good faith to promptly respond to each request by the Borrower for any such consent.

         6.12 Management. Fail to notify Lender or MIDFA of any change in the Directors and officers of the Borrower, giving specific reasons for any such change.

    7.   DEFAULT DEMAND: RIGHTS AND REMEDIES

         7.01 Events of Default. The occurrence of any one or more of the following events shall constitute an "Event of Default" under this Agreement:

              (a) The failure of the Borrower to pay any sum due under the Note within two (2) Business Days after written notice from the Lender to the Borrower that such sum has become due, whether by demand or otherwise;

              (b) the failure of the Borrower to perform, observe or comply with any agreement, covenant, or promise made under the Note, under this Agreement, or under any of the other Loan Documents (other than payment defaults), which failure remains uncured for a period of thirty (30)days after written notice thereof has been given by the Lender to the Borrower;

              (c) if any representation or warranty made herein or in any of the other Loan Documents or if any information contained in any financial statement application, schedule or report or any other document given by the Borrower, or any other Person in connection with the Loan, with any of the Collateral, or with any of the Loan Documents is not in all respects true and accurate, or if the Borrower or such other Person omitted to state any fact necessary to make such information not materially misleading;

              (d) the occurrence of a default under any of the other Loan Documents which is not cured within any applicable cure period;

              (e) the Borrower shall be or become insolvent (as defined in Section 101 of the United States Bankruptcy Code) or unable to pay its debts as they become due, or admit in writing to such insolvency or to such inability to pay its debts as they become due;

              (f) there shall be filed against the Borrower an involuntary petition or other pleading seeking the entry of a decree or order for relief under the United States Bankruptcy Code or any similar federal or state insolvency or similar laws ordering: (i) the liquidation of the Borrower, or
(ii) a reorganization of the Borrower or the business and affairs of the Borrower, or (iii) the appointment of a receiver, liquidator, assignee, custodian, trustee, or similar official for the Borrower of the property of the Borrower, and the failure to have such petition or other pleading denied or dismissed within sixty (60) calendar days from the date of filing;

              (g) the commencement by the Borrower of a voluntary case under the federal Bankruptcy laws or any federal or state insolvency or similar laws or the consent by the Borrower to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian, or similar official for the Borrower of any of the property of the Borrower, or the making by the Borrower of an assignment for the benefit of creditors, or the failure by the Borrower generally to pay the debts of the Borrower as the debts become due;

              (h) the dissolution, merger, consolidation or reorganization of; or the entry of any order, judgment, or decree for the dissolution, merger, consolidation or reorganization of; the Borrower not otherwise permitted under Section 6.01 hereof;

              (i) the entry of any judgment, order, award, or decree (a "Judgment") against the Borrower in excess of $500,000.00 in the aggregate which is not covered by insurance and a determination by the Lender, in good faith but in its sole discretion, that the same, when aggregated with all other Judgments outstanding against the Borrower, could have a material adverse effect on the Borrower, the Collateral, the Lender's rights with respect to the Collateral, or the prospect for full and punctual payment and performance of the Note, this Agreement or the other Loan Documents, if the Judgment has not been discharged or execution thereof stayed within sixty (60) days after its entry or discharged within sixty (60) days after the expiration of any stay;

              (j) the entry of an order by a court of competent jurisdiction enjoining or restraining the Borrower in any manner from conducting its business in whole or in part and a determination by the Lender, in good faith but in its sole discretion, that such order could have a material adverse effect on the Borrower, the Collateral, the Lender's rights with respect to the Collateral, or the prospect for full and punctual payment and performance of the Note, this Agreement or the other Loan Documents, if such order is not terminated or stayed within ten (10) days after its entry or terminated within ten (10) days after the expiration of any stay; and

              (k) any assets of the Borrower (in excess of $500,000.00 in the aggregate) shall be attached, levied upon, seized or repossessed, or come into the possession of a trustee, receiver or other custodian.

         7.02 Rights and Remedies Upon Demand. If the Borrower or any Obligor fails to immediately pay all sums due under the Note upon demand by the Lender, the Lender, in the Lender's sole discretion and without notice to the Borrower or any other Obligor, may exercise any or all rights, powers, and remedies provided for in the Loan Documents or now or hereafter existing at law, in equity, by statute or otherwise.

    8.   MISCELLANEOUS

         8.01 Performance for the Borrower. The Borrower agrees and hereby authorizes that the Lender may, in the Lender's sole discretion, but the Lender shall not be obligated to, regardless of the Maximum Loan Amount, advance funds on behalf of the Borrower, without prior notice to the Borrower, in order to insure Borrower's compliance with any covenant, warranty, representation or agreement of the Borrower made in or pursuant to this Agreement or any of the other Loan Documents, to continue or complete, or cause to be continued or completed, performance of the Borrower's obligations under any contracts of the Borrower, to cover overdrafts in any checking or other accounts of the Borrower at the Lender or to preserve or protect any right or interest of the Lender in the Collateral or under or pursuant to this Agreement or any of the other Loan Documents, including, without limitation, the payment of any insurance premiums or taxes and the satisfaction or discharge of any judgment or any Lien upon the Collateral or other property or assets of the Borrower. The Borrower shall pay to the Lender upon demand all such advances made by the Lender with interest thereon at the highest rate provided in the Note. All such advances shall be deemed to be included in the Obligations and secured by the security interest granted the Lender hereunder; provided, however, that the provisions of this Subsection shall survive the termination of this Agreement and the Lender's security interest hereunder and the payment of all other Obligations.

         8.02 Expenses. Whether or not any of the transactions contemplated hereby shall be consummated, the Borrower agrees to pay to the Lender on demand the amount of all reasonable expenses paid or incurred by the Lender (including the reasonable fees and expenses of its counsel) in connection with the preparation of all written commitments of the Lender antedating this Agreement, this Agreement and the other Loan Documents and all documents and instruments referred to herein. The provisions of this Subsection shall survive the termination of this Agreement and the Lender's security interest hereunder and the payment of all other Obligations.

         8.03 Waivers by the Borrower. The Borrower hereby waives, to the extent the same may be waived under applicable law: (a) notice of acceptance of this Agreement; (b) all claims, causes of action and rights of the Borrower against the Lender on account of actions taken or not taken by the Lender in the exercise of the Lender's rights or remedies hereunder, under the other Loan Documents or under applicable law unless attributable to the Lender's gross negligence or willful misconduct; (c) presentment, demand for payment, protest and notice of non-payment and all exemptions; (d) any and all other notices or demands which by applicable law must be given to or made upon the Borrower by the Lender; and (e) settlement, compromise or release of the obligations of any person primarily or secondarily liable upon any of the Obligations.

         8.04 Waivers by the Lender. Neither any failure nor any delay on the part of the Lender in exercising any right, power or remedy hereunder, under any of the other Loan Documents or under applicable Governmental Requirements shall operate as a waiver thereof; nor shall a single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

         8.05 The Lender's Right of Setoff. The Lender shall have the right, in addition to all other rights and remedies available to it, to set off against any Obligations due the Lender any debt owing to the Borrower by the Lender, including, without limitation, any funds in any checking or other account now or hereafter maintained by the Borrower at the Lender. The Borrower hereby confirms the Lender's right to banker's lien and setoff, and nothing in this Agreement or any of the other Loan Documents shall be deemed a waiver or prohibition of the Lender's right of banker's lien and setoff.

         8.06 Choice of Law: Forum Selection: Consent to Jurisdiction. This Agreement shall be governed by, construed and interpreted in accordance with the laws of the State of Maryland (excluding the choice of law rules thereof). The Borrower hereby (a) agrees that all disputes and matters whatsoever arising under, in connection with, or incident to this Agreement shall be litigated, if at all, in and before a court located in the State of Maryland to the exclusion of the courts of any other state or country and
(b)irrevocably submits to the
non-exclusive jurisdiction of any Maryland court or federal court sitting in the State of Maryland in any action or proceeding arising out of or relating to this Agreement, and hereby irrevocably waives any objection to the laying of venue of any such action or proceeding in any such court and any claim that any such action or proceeding has been brought in an inconvenient forum. A final judgment in any such action or proceeding shall be conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law.

         8.07 Invalidity of Any Part. If any provision or part of any provision of this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision (or any remaining part of any provision) of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision (or part thereof) had never been contained in this Agreement, but only to the extent of its invalidity, illegality, or unenforceability.

         8.08 WAIVER OF JURY TRIAL. THE BORROWER HEREBY (i) COVENANTS AND AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY A JURY, AND (ii) WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THE LENDER AND THE BORROWER MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH OR IN ANY WAY PERTAINING TO THIS AGREEMENT, ANY OF THE LOAN DOCUMENTS AND/OR ANY TRANSACTIONS, OCCURRENCES, COMMUNICATIONS, OR UNDERSTANDINGS (OR THE LACK OF ANY OF THE FOREGOING) RELATING IN ANY WAY TO THE BORROWER-LENDER RELATIONSHIP BETWEEN THE PARTIES. IT IS UNDERSTOOD AND AGREED THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLMMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLMMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER OF JURY TRIAL IS SEPARATELY GIVEN, KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY THE BORROWER AND THE BORROWER HEREBY AGREES THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE LENDER IS HEREBY AUTHORIZED TO SUBMIT THIS AGREEMENT TO ANY COURT HAVING JURISDICTION OVER THE SUBJECT MATTER AND THE BORROWER SO AS TO SERVE AS CONCLUSIVE EVIDENCE OF SUCH WAIVER OF RIGHT TO TRIAL BY JURY. THE BORROWER REPRESENTS AND WARRANTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND/OR THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

         8.09 Service of Process.

         The Borrower hereby consents to process being served in any suit, action or proceeding instituted in connection with this Agreement by the mailing of a copy thereof to the Borrower by certified mail, postage prepaid, return receipt requested. The Borrower hereby irrevocably agrees that such service shall be deemed to be service of process upon the Borrower in any such suit, action or proceeding. Nothing in this Agreement shall affect the right of the Lender to serve process in any other manner otherwise permitted by law, and nothing in this Agreement will limit the right of the Lender otherwise to bring proceedings against the Borrower in the courts of any other jurisdiction or jurisdictions.

         8.10 Notice: Any notice, demand, request or other communication which the Lender or the Borrower may be required to give hereunder shall be in writing, shall be effective when sent by first class United States mail, postage prepaid, and shall be addressed as follows, or to such other addresses as the parties may designate by like notice:

              If to the Borrower:

              OSIRIS THERAPEUTICS, INC.
              11100 Euclid Avenue
              Wearn Building, Fourth Floor
              Cleveland, Ohio 44106
              Attn: Robert J Walden

              with a copy to:

              HOGAN & HARTSON, L.L.P.
              111 South Calvert Street
              16th Floor
              Baltimore, Maryland 21202
              Attn: Kevin G. Gralley, Esquire

              If to the Lender:

              SIGNET BANK/MARYLAND
              P.O. Box 1077
              Baltimore, Maryland 21203
              Attn: Carol S Freeman, Vice President
              with a copy to:

              WEINBERG & GREEN LLC
              100 South Charles Street
              Baltimore, Maryland 21201
              Attn: Peter B. Rosenwald, II, Esquire

Notwithstanding anything to the contrary, all notices and demands for payment from the Lender actually received in writing by the Borrower shall be considered to be effective upon the receipt thereof by the Borrower regardless of the procedure or method utilized to accomplish delivery thereof to the Borrower.

         8.11 Miscellaneous. Time is of the essence under this Agreement. The paragraph headings of this Agreement are for convenience only, and shall not limit or otherwise affect any of the terms hereof. This Agreement and the other Loan Documents, if any, constitute the entire agreement between the parties with respect to their subject matter and supersede all prior letters, representations, or agreements, oral or written, with respect thereto. The Lender may, without notice to or consent of the Borrower, sell, assign, pledge or transfer this Agreement or sell, assign, transfer or grant participations in all or any part of the obligations evidenced by the Note to others at any time and from time to time, and the Lender may divulge to any potential assignee, transferee or participant all information, reports, financial statements and documents obtained in connection with this Agreement and any other Loan Documents or otherwise; provided, however, that (a) the Lender may not assign any of its obligations to make advances under the Loan, and (b) the Lender may not disclose to any potential assignee, transferee or participant any information with respect to the Borrower or the Loan unless such Person has agreed in writing to treat such information as confidential. No modification, release, or waiver of this Agreement shall be deemed to be made by the Lender unless in writing signed by the Lender, and each such waiver, if any, shall apply only with respect to the specific instance involved. No course of dealing or conduct shall be effective to modify, release or waive any provisions of this Agreement or any of the other Loan Documents. This Agreement shall inure to the benefit of and be enforceable by the Lender and the Lender's successors and assigns and any other person to whom the Lender may grant an interest in the obligations evidenced by this Agreement and shall be binding upon and enforceable against the Borrower and the Borrower's successors and assigns. Whenever used herein, the singular number shall include the plural, the plural the singular, and the use of the masculine, feminine, or neuter gender shall include all genders. This Agreement may be executed in any number of counterparts, all of which, when. taken together shall constitute one Agreement.

    IN WITNESS WHEREOF, the parties hereto have executed or caused to be executed this Agreement under seal as of the date first above written.

    ATTEST/WITNESS:               OSIRIS THERAPEUTICS, INC.

    /s/ Nancy G. Rubin            By: /s/ James S. Burns       (SEAL)
    ------------------------         -------------------------
                                     James S. Burns
                                     President and Chief Executive Officer

                                               BORROWER

                             SIGNET BANK/MARYLAND

   /s/ Peter B. Rosenwald II      By: /s/ Carol S. Freeman      (SEAL)
   -------------------------         --------------------------
                                     Carol S Freeman
                                     Vice President

                                               LENDER

                         ACKNOWLEDGEMENT

STATE OF_______________ )
                        ) to wit
CITY/COUNTY OF________  )

    I HEREBY CERTIFY that on the ________ day of June, 1995, before me, the subscriber, a Notary Public of the State of_______________ personally appeared James S Burns, who acknowledged himself to be the Chief Executive Officer of Osiris Therapeutics, Inc., a Delaware corporation, and that he, as the Chief Executive Officer of Osiris Therapeutics, Inc., being authorized to do so, executed that Loan Agreement for the purposes contained in that instrument, by signing the name of the corporation by himself as Chief Executive Officer

         IN WITNESS WHEREOF, I set my hand and official seal

[NOTARY SEAL]           ________________________
                        Notary Public

                        ________________________
                        Printed Name of Notary Public

                        My Commission Expires:
                                               ---------------------

                        SCHEDULE 3.07

                        SCHEDULE 3.08

                        SCHEDULE 3.09

                        SCHEDULE 3.10


          None as to each Schedule.